SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported) June 3, 1999


                          AVONDALE INDUSTRIES, INC.
            (Exact name of registrant as specified in its charter)


            Louisiana                0-16572                 39-1097012
(State or other jurisdiction  (Commission File Number)   (IRS Employer
       of incorporation)                                Identification No.)


       P.O. Box 50280, New Orleans, Louisiana                 70816
      (Address of principal executive offices)              (Zip Code)



                              (504) 436-2121
             (Registrant's telephone number, including area code)


                              Not Applicable
        (Former name or former address, if changed since last report.)



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ITEM 5.   OTHER EVENTS

     On June 3, 1999, Avondale Industries, Inc. issued the press release filed herewith as Exhibit 99.1 announcing that Avondale has entered into an Agreement and Plan of Merger with Litton Industries, Inc., a copy of which is filed herewith as Exhibit 2.1. Concurrent with the execution and delivery of such agreement, Avondale and Litton also entered into the stock option agreement filed herewith as Exhibit 2.2.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          2.1 Agreement and Plan of Merger, dated as of June 3, 1999, among Litton Industries, Inc., ATL Acquisition Corporation and Avondale Industries, Inc. (incorporated by reference to
               Exhibit 2.1 to Litton's Form 8-K dated June 3, 1999 (Commission File No. 1-3998)).

          2.2 Company Stock Option Agreement, dated as of June 3, 1999, between Avondale Industries, Inc. and Litton Industries, Inc. (incorporated by reference to Exhibit 2.2 to Litton's Form 8-K dated June 3, 1999 (Commission File No. 1-3998)).

          99.1 Press release issued by the Registrant on June 3, 1999.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         AVONDALE INDUSTRIES, INC.



                         By:      /S/ THOMAS M. KITCHEN
                                      Thomas M. Kitchen
                                      Vice  President and  Chief  Financial
                                      Officer

Dated:    June 9, 1999